UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 29, 2014 (October 28, 2014)
GIBRALTAR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22462	16-1445150
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)
3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York 14219-0228
(Address of principal executive offices) (Zip Code)
(716) 826-6500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 2.02 Results of Operations and Financial Condition	3
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3
Item 7.01 Regulation FD Disclosure	3
Item 8.01 Other Events	3
Item 9.01 Financial Statements and Exhibits	3
SIGNATURE	4
EX - 99.1
EX - 99.2

Item 2.02 Results of Operations and Financial Condition
and
Item 7.01 Regulation FD Disclosure
The following information is furnished pursuant to both Item 2.02 and Item 7.01:
On October 28, 2014, Gibraltar Industries, Inc. (the “Company”) issued a news release and held a conference call regarding results for the three and nine months ended September 30, 2014. A copy of the news release (the “Release”) is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
The Company references non-GAAP financial information in both the Release and the conference call. A reconciliation of these non-GAAP financial measures is contained in the Release. The information in this Form 8-K under the captions Items 2.02 and 7.01 and Item 9.01, including the Release, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, unless the Company specifically incorporates it by reference in a document filed under the Securities Act or the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b) Brian J. Lipke will relinquished his position as Chief Executive Officer of Gibraltar Industries, Inc. (the "Company")effective January 1, 2015. Mr. Lipke will continue to serve as Chairman of the Board.
(c) Frank G. Heard, age 55, has been appointed to Chief Executive Officer and as a member of the Board of Directors of the Company effective January 1, 2015. As of the date of this form 8-K, there have been no changes to his compensation arrangements as previously disclosed in the Company's Current Report on 8-K filed May 14, 2014.
(d) Effective October 28, 2014, Mr. Craig A. Hindman, age 59, and Mr. Vinod M. Khilnani, age 62, have been appointed to the Board of Directors of the Company as Class I and Class II directors, respectively. Messrs. Hindmand and Khilnani will serve on both the Nominating and Corporate Governance Committee and Compensation Committee. Ms. Jane L. Corwin, 50, who was appointed to the Board of Directors in March, 2014, will serve on both the Audit and Nominating and Corporate Governance Committee.
On October 28, 2014, Gibraltar issued a press release announcing Mr. Lipke's decision to step down from his position as Chief Executive Officer, Mr. Heard's promotion and appointment and Messrs. Hindman and Khilnani's appointments.

Item 8.01 Other Events
Arthur A. Russ, Jr., a Class I director, has announced his intention to retire and in connection with such retirement, tendered his resignation from the Board of Directors of the Company, to be effective May 5, 2015. Mr. Russ' resignation, which was accepted by the Board, was not the result of any disagreement with the Company.

Item 9.01    Financial Statements and Exhibits
(a)-(c)    Not Applicable
(d)    Exhibits:

Exhibit No.	Description

99.1	Earnings Release issued by Gibraltar Industries, Inc. on October 28, 2014
99.2	News Release issued by Gibraltar Industries, Inc. on October 28, 2014

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIBRALTAR INDUSTRIES, INC.
Date: October 29, 2014
	By:	/s/ Timothy F. Murphy
Timothy F. Murphy
Vice President, Treasurer and Secretary